Income Taxes (Details 1) (USD $)	Dec. 31, 2013	Dec. 31, 2012
Deferred tax assets (liabilities):
Net operating loss carryforwards	$ 6,283,000	$ 4,681,000
Stock based compensation	1,735,000	940,000
Accrued compensation	31,000	70,000
Deferred tax liabilities	42,000	634,000
Depreciation and amortization	5,099,000	4,816,000
Other	10,000	12,000
Total deferred tax assets	13,200,000	11,153,000
Valuation allowance for net deferred tax assets	(13,200,000)	(11,153,000)
Total